Exhibit 99.2

PROMISSORY NOTE A-1

$229,000,000.00	New York, New York
August 7, 2006

FOR VALUE RECEIVED MAGUIRE PROPERTIES - 555 W. FIFTH, LLC, a Delaware limited liability company (“Tower Borrower”), having its principal place of business at 1733 Ocean Avenue, 4th Floor, Santa Monica, California 90401 and MAGUIRE PROPERTIES - 350 S. FIGUEROA, LLC, a Delaware limited liability company (“Garage Borrower”), having its principal place of business at 1733 Ocean Avenue, 4th Floor, Santa Monica, California 90401 (each of Tower Borrower and Garage Borrower, individually, a “Borrower”, and collectively, “Borrowers”), as co-makers, jointly and severally, hereby unconditionally promise to pay to the order of NOMURA CREDIT & CAPITAL, INC., a Delaware corporation, as lender, having an address at Two World Financial Center, New York, New York 10281 (together with its successors and assigns, “Lender”), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of TWO HUNDRED TWENTY NINE MILLION AND 00/100 DOLLARS ($229,000,000.00), or so much thereof as may be advanced pursuant to that certain Loan Agreement, dated as of the date hereof, among Borrowers and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), in lawful money of the United States of America with interest thereon to be computed from the date of this Promissory Note A-1 (this “Note A-1”) at the Interest Rate or the Default Rate (as those terms are defined in the Loan Agreement), and to be paid in accordance with the terms of this Note A-1 and the Loan Agreement. All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

ARTICLE 1: PAYMENT TERMS

Borrowers, jointly and severally, agree to pay the principal sum of this Note A-1 and interest on the unpaid principal sum of this Note A-1 from time to time outstanding at the rates and at the times specified in the Loan Agreement and the outstanding balance of the principal sum of this Note A-1 and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.

ARTICLE 2: DEFAULT AND ACCELERATION

Subject to the express terms of the Loan Agreement, the Debt shall, without notice become immediately due and payable, at the option of Lender, if any payment required in this Note A-1 is not paid (a) on or prior to the date when due, (b) the Maturity Date, or (c) on the happening of any other Event of Default.

ARTICLE 3: LOAN DOCUMENTS

This Note A-1 is secured by the Mortgage and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgage and the other Loan Documents are hereby made part of this Note A-1 to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note A-1 and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

ARTICLE 4: SAVINGS CLAUSE

Notwithstanding anything to the contrary, (a) all agreements and communications between Borrowers and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the Maximum Legal Rate, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrowers to Lender, and (c) if through any contingency or event Lender receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrowers to Lender.

ARTICLE 5: NO ORAL CHANGE

This Note A-1 may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of either Borrower or Lender, but only by an agreement in writing signed by the party(s) against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

ARTICLE 6: WAIVERS

Each Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby jointly and severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment, of this Note A-1 or any installment hereof, and no alteration, amendment or waiver of any provision of this Note A-1, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of either Borrower, and any other Person who may become liable for the payment of all or any part of the Debt, under this Note A-1, the Loan Agreement or the other Loan Documents. No notice to or demand on either Borrower shall be deemed to be a waiver of the obligation of Borrowers or of the right of Lender to take further action without further notice or demand as provided for in this Note A-1, the Loan Agreement or the other Loan Documents. If either Borrower is a partnership, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals or entities comprising the partnership, and the term “Borrower,” as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If either Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors

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relating to, the corporation, and the term “Borrower” as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. If either Borrower is a limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the members comprising the limited liability company, and the term “Borrower” as used herein, shall include any alternate or successor limited liability company, but any predecessor limited liability company and their members shall not thereby be released from any liability (except as may be expressly provided under the terms of the Loan Agreement). Nothing in the foregoing three sentences shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, corporation or limited liability company, as applicable, which may be set forth in the Loan Agreement or any other Loan Document.

ARTICLE 7: TRANSFER

Upon the transfer of this Note A-1, Borrowers hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

ARTICLE 8: EXCULPATION

The provisions of Section 9.4 of the Loan Agreement are hereby incorporated by reference into this Note A-1 to the same extent and with the same force as if fully set forth herein.

ARTICLE 9: GOVERNING LAW

This Note A-1 shall be governed in accordance with the terms and provisions of Section 10.3 of the Loan Agreement.

ARTICLE 10: NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

ARTICLE 11: JOINT AND SEVERAL

The covenants, agreements, obligations and liabilities of Borrowers hereunder are joint and several.

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IN WITNESS WHEREOF, Borrowers have duly executed this Promissory Note A-1 as of the day and year first above written.

BORROWERS:

MAGUIRE PROPERTIES - 555 W. FIFTH, LLC,
a Delaware limited liability company

By: /s/ Dallas E. Lucas
Name: Dallas E. Lucas
Title: Treasurer

MAGUIRE PROPERTIES - 350 S. FIGUEROA, LLC,
a Delaware limited liability company

By: /s/ Dallas E. Lucas
Name: Dallas E. Lucas
Title: Treasurer

STATE OF ____________________
ss.:
COUNTY OF __________________

On August ____ 2006, before me, ___________________________, personally appeared, _____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal. ______________________________
Notary Public

STATE OF ____________________
ss.:
COUNTY OF __________________

On August ____ 2006, before me, _____________________________, personally appeared, _____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal. ______________________________
Notary Public